UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 18, 2011

Focus Gold Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-52720	26-4205169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Spadina Road, Toronto Ontario, M5P 2V7	M5G 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(416) 593-8034

1 Dundas Street West, Suite 2500, Toronto, Ontario Canada
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers and Directors; Departure of Certain Officers and Directors

On December 18, 2011, we received a resignation from Richard Weed.  Mr. Weed resigned as director and Secretary of our company.  His resignation was not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise.  Concurrently with Mr. Weed’s resignation, we appointed Larry Segerstrom, a member of our board of directors, as our Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Focus Gold Corporation
/s/ Grant White
Grant White
President and Director

Date:	December 23, 2011